UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2014
TOYOTA AUTO RECEIVABLES 2014-B OWNER TRUST
(Exact Name of Issuing Entity as specified in Charter)
TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Sponsor as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-188672-04 333-188672-01	38-7011157 95-4836519
(Commission File Number)	(IRS Employer Identification No.)

19851 S. Western Avenue EF 12, Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 468-7333
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On or about June 18, 2014, Toyota Auto Finance Receivables LLC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2014-B Owner Trust (the “Trust”).  The Trust will grant a security interest in the Receivables to Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), and will issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $427,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $485,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $401,000,000;  (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $149,500,000; and (v) Class B Asset-Backed Notes in the aggregate original principal amount of $37,500,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the executed Underwriting Agreement and forms of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Securities Account Control Agreement (as listed below) to be executed, to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.               Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated June 10, 2014, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and RBS Securities Inc., Barclays Capital Inc. and J.P. Morgan Securities LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, to be dated as of June 18, 2014, between TAFR LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee.

4.2	Indenture, to be dated as of June 18, 2014, among the Trust, the Indenture Trustee and Deutsche Bank Trust Company Americas, as securities intermediary.

4.3	Sale and Servicing Agreement, to be dated as of June 18, 2014, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, to be dated as of June 18, 2014, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, to be dated as of June 18, 2014, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, to be dated as of June 18, 2014, between TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC
By:	/s/ Wei Shi
	Name:	Wei Shi
	Title:	President

Date: June 12, 2014